Mailing Address:
PO Box 9431 Stn Prov Govt
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard Street
Victoria BC
1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies

CAROL PREST

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: October 29, 2019 11:25 AM Pacific Time

Incorporation Number: **C1228480**

Recognition Date and Time: *Continued into British Columbia on October 29, 2019 11:25 AM Pacific Time*

NOTICE OF ARTICLES

Name of Company:

EPHS HOLDINGS, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
2500 PARK PLACE, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
2500 PARK PLACE, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
2500 PARK PLACE, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

Delivery Address:
2500 PARK PLACE, 666 BURRARD STREET
VANCOUVER BC V6C 2X8
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Bentivoglio, Gianfranco (John)

Mailing Address:	**Delivery Address:**
3 STEWART AVE THOROLD ON L2V 2W6 CANADA	3 STEWART AVE THOROLD ON L2V 2W6 CANADA

Last Name, First Name, Middle Name:
Smith, Kevin Walker

Mailing Address:	**Delivery Address:**
16470 60A AVE SURREY BC V3S 5V4 CANADA	16470 60A AVE SURREY BC V3S 5V4 CANADA

Last Name, First Name, Middle Name:
Jewitt, Chris

Mailing Address:	**Delivery Address:**
1084 WESTHAVEN DRIVE BURLINGTON ON L7P 5B5 CANADA	1084 WESTHAVEN DRIVE BURLINGTON ON L7P 5B5 CANADA

Last Name, First Name, Middle Name:
Caruso, Calogero

Mailing Address:	**Delivery Address:**
6392 AV MAUBOURG MONTREAL QC H1M 2C8 CANADA	6392 AV MAUBOURG MONTREAL QC H1M 2C8 CANADA

Last Name, First Name, Middle Name:
Houweling, Casey

Mailing Address:	**Delivery Address:**
2776 64 STREET DELTA BC V4L 2N7 CANADA	2776 64 STREET DELTA BC V4L 2N7 CANADA

Last Name, First Name, Middle Name:
Perry, Stevan

Mailing Address:	**Delivery Address:**
401 - 1419 BEACH AVE VANCOUVER BC V6G 1Y3 CANADA	401 - 1419 BEACH AVE VANCOUVER BC V6G 1Y3 CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached